EXHIBIT 10.1




                  FIRST SUPPLEMENTAL INDENTURE

                             Between

               TOLEDO-LUCAS COUNTY PORT AUTHORITY

                               and

                     SOCIETY NATIONAL BANK,
                           as Trustee

                    _________________________


                           $36,120,000
               Toledo-Lucas County Port Authority
 Airport Refunding and Improvement Revenue Bonds, Series 1994-1
                (Burlington Air Express Project)

                    _________________________


                              Dated

                              as of

                          March 1, 1994






                                This First Supplemental Indenture
                                supplements a Trust Indenture
                                dated as of April 1, 1989 between
                                the Toledo-Lucas County Port
                                Authority and the above-named
                                Trustee (successor by merger to
                                Society Bank & Trust, formerly
                                known as Trustcorp Bank, Ohio).




                   Squire, Sanders & Dempsey
                         Bond Counsel

                     FIRST SUPPLEMENTAL INDENTURE

          THIS FIRST SUPPLEMENTAL INDENTURE, dated as of March 1, 1994, is made by and between the TOLEDO-LUCAS COUNTY PORT AUTHORITY (the "Issuer"), a port authority and a political subdivision, and a body corporate and politic, in and of, and duly created and validly existing under, the laws of the State of Ohio (the "State"), and SOCIETY NATIONAL BANK, a national banking association duly organized and validly existing under the laws of the United States of America and duly authorized to exercise corporate trust powers under the laws of the State, with its principal corporate trust office located in Cleveland, Ohio, operating by and through its Toledo, Ohio corporate trust office (successor by merger to Society Bank & Trust, formerly known as Trustcorp Bank, Ohio), as Trustee (the "Trustee"), under the circumstances summarized in the following recitals (the capitalized words and terms not defined in this First Supplemental Indenture have the meanings assigned to them in Article I of the Trust Indenture between the Issuer and the Trustee dated as of April 1, 1989 (the "Original Indenture")):

          1. By virtue of the authority of the laws of the State including, without limitation, Section 13 of Article VIII of the Ohio Constitution and Sections 4582.01 through 4582.20 of the Ohio Revised Code, and the Bond Legislation duly adopted by the Legislative Authority, the Issuer heretofore executed and delivered the Original Indenture to the Trustee to secure the Issuer's Airport Improvement Revenue Bonds, Series 1989-1 (Burlington Air Express Project), issued in the original aggregate principal amount of $30,870,000 and currently outstanding in an aggregate principal amount of $30,245,000 (the "Refunded Bonds"), and to secure any Additional Bonds that might thereafter be issued pursuant to
Section 2.04 of the Original Indenture; and

          2. The Issuer has determined to issue $36,120,000 Airport Refunding and Improvement Revenue Bonds, Series 1994-1 (Burlington Air Express Project) (the "Series 1994-1 Bonds"), as Additional Bonds under the Original Indenture, for the purposes of
(i) refunding, at a reduced interest cost, the outstanding principal amount of the Refunded Bonds and (ii) paying costs of acquiring, constructing, improving and equipping certain additional "port authority facilities", including "aviation facilities", both as defined in the Act (the "1994 Project"), for lease to the Company for use in connection with the Hub Facility; and

          3. Pursuant to the Bond Legislation, including a resolution duly adopted by the Legislative Authority on December 9, 1993, the Issuer is authorized to enter into this First
Supplemental Indenture to secure the Series 1994-1 Bonds and to do or cause to be done all acts provided or required herein to be performed on its part; and

          4. All acts and conditions required to happen, exist and be performed precedent to and in the issuance of the Series 1994-1 Bonds and the execution and delivery of this First Supplemental Indenture have happened, exist and have been performed
(i) to make the Series 1994-1 Bonds, when issued, delivered and authenticated, valid special obligations of the Issuer in accordance with the terms thereof and hereof, and (ii) to make the Indenture, including this First Supplemental Indenture, a valid, binding and legal trust agreement for the security of the Series 1994-1 Bonds and any further Additional Bonds in accordance with the terms of the Original Indenture; and

          5. The Trustee has accepted the trusts created by this First Supplemental Indenture, and in evidence thereof has joined in the execution hereof;

          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that in order to secure the payment of the Bond Service Charges on the Series 1994-1 Bonds and any further Additional Bonds hereafter issued according to their true intent and meaning, and to secure the performance and observance of all the covenants and conditions therein and in the Indenture contained and to declare the terms and conditions upon and subject to which the Series 1994-1 Bonds are and are intended to be issued, held, secured, and enforced, the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Series 1994-1 Bonds by the Holders thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has executed and delivered this First Supplemental Indenture and does hereby absolutely and irrevocably assign to Society National Bank, as Trustee, and to its successors in trust, and its and their assigns,
(i) the right of the Issuer under the Lease to receive, and the rights and remedies of the Issuer under the Lease to enforce the payment of, the Basic Rent and other payments to be made under the Lease specifically relating to the payment of Bond Service Charges and the rights of the Issuer to receive and enforce payments under the Guaranty corresponding to the Basic Rent and other payments to be made under the Lease specifically relating to the payment of Bond Service Charges, and (ii) all right, title and interest of the Issuer in and to the Revenues including, without limitation, the moneys and investments in the Special Funds (except any moneys that are required to be rebated to the United States of America), the Basic Rent, the Net Facility Revenues and the Issuer Payments,

          TO HAVE AND TO HOLD unto the Trustee and its successors in that trust and its and their assigns forever;

          BUT IN TRUST, NEVERTHELESS, and subject to the terms of the Indenture,

          (a) except as provided otherwise in the Indenture, for the equal and proportionate benefit, security and protection of all present and future Holders of the Bonds issued or to be issued under and secured by the Indenture,

          (b)  for the enforcement of the payment of the Bond
Service Charges on the outstanding Bonds, when payable, according to the true intent and meaning thereof and of the Indenture, and

          (c) to secure the observance and performance of and compliance with the covenants, agreements, obligations, terms and conditions of the Indenture,

in each case without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of the Bonds or of authorization, issuance, sale, execution, authentication, delivery or maturity thereof, or otherwise, so that, except as otherwise provided in the Indenture, each Bond and all Bonds shall have the same right, lien and privilege under the Indenture, and shall be secured equally and ratably thereby, it being intended that the lien and security of the Indenture take effect from the date of the Original Indenture, without regard to the date of the actual issue, sale or disposition of the Bonds, as though upon that date all of the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that if

               (i)  the principal of the Series 1994-1
          Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Series 1994-1 Bonds prior to maturity shall be well and truly paid, at the times and in the manner mentioned in the Series 1994-1 Bonds, according to the true intent and meaning thereof, or the outstanding Series 1994-1 Bonds shall have been paid and discharged in accordance with
          Article IX of the Original Indenture, and

              (ii)  all the covenants, agreements,
          obligations, terms and conditions of the Issuer under the Indenture shall have been kept, observed and performed, and there shall have been paid to the Trustee, the Registrar, the Paying Agents and the Authenticating
          Agents all sums of money due to them in
          accordance with the terms and provisions hereof,

then this First Supplemental Indenture and the rights hereby assigned shall cease, determine and be void except as provided in
Section 9.03 of the Original Indenture with respect to the survival of certain provisions thereof; otherwise, this First Supplemental
Indenture shall be and remain in full force and effect.

          IT IS EXPRESSLY DECLARED that all Bonds issued hereunder and secured hereby are to be issued, authenticated and delivered, and that all Revenues assigned hereby are to be dealt with and disposed of under, upon and subject to and in accordance with the terms, conditions, stipulations, covenants, agreements, obligations, trusts, uses and purposes provided in the Indenture including this First Supplemental Indenture. The Issuer has agreed and covenanted, and agrees and covenants with the Trustee and with each and all Holders, as follows:


          Section 1. Issuance of Series 1994-1 Bonds. It is determined to be necessary to, and the Issuer shall, issue, sell and deliver its $36,120,000 aggregate principal amount of Series 1994-1 Bonds for the purposes of (i) refunding the Refunded Bonds at a reduced interest cost thereby providing funds sufficient, together with other available moneys in the Special Funds, to retire the portion the Refunded Bonds heretofore called for mandatory sinking fund redemption pursuant to Section 4.01(a) of the Original Indenture, on April 1, 1994, pursuant to such call for mandatory sinking fund redemption, and to pay all interest due on that date and to retire, pursuant to call for optional redemption pursuant to Section 4.01(d) of the Original Indenture, all remaining outstanding Refunded Bonds on April 21, 1994, and including moneys sufficient for the payment of the premium and any accrued interest required by Section 4.01(d) of the Original Indenture in connection with such optional redemption, and (ii) paying costs of the acquisition, construction, improvement and equipping of the 1994 Project, including those facilities generally described Exhibit A to the Fourth Supplement to Lease of even date herewith between the Issuer and the Company (the "Fourth Supplement"), and which 1994 Project consists of the "1994 Additional Project" leased to the Company for use in connection with the Hub Facility, and the "1994 Airport Improvements", all as more fully described in Exhibit A to the Fourth Supplement, the terms of which are hereby approved. The Series 1994-1 Bonds shall be issued as Additional Bonds under and in accordance with the Original Indenture, particularly Section 2.04 thereof, except subparagraph 9 of the second paragraph thereof which shall only apply to future series of Additional Bonds, and upon satisfaction of the conditions stated therein (other than those in that subparagraph 9), the proceeds of the Series 1994-1 Bonds and other available funds shall be allocated and deposited by the Trustee on the date of issuance of the Series 1994-1 Bonds in accordance with
Section 3 hereof.

          The Series 1994-1 Bonds shall be issuable, only in fully registered form, substantially in the form set forth as Exhibit A to this First Supplemental Indenture; shall be numbered in such manner as determined by the Trustee in order to distinguish each Series 1994-1 Bond from any other Series 1994-1 Bond; shall be in the denominations of $5,000 and any integral multiples thereof; and shall be dated of even date with this First Supplemental Indenture. The Bonds shall bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from their date.

          Section 2.  Terms and Provisions of the Series 1994-1
Bonds.

          (a) Interest Rates and Principal Maturities. The Series 1994-1 Bonds shall mature on April 1 in the years and in the principal amounts, and shall bear interest at the annual interest rates, payable on each Interest Payment Date, in accordance with the schedule set forth below:

                        Principal Amount       Annual
            Year of     of Series 1994-1      Interest
           Maturity      Bonds Maturing         Rate

             2004           8,170,000           7.00%
             2009           5,385,000           7.25%
             2014           8,200,000           7.375%
             2019          14,365,000           7.50%

          (b) Mandatory Sinking Fund Redemption. (i) The Series 1994-1 Bonds maturing on April 1,2004 shall be subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100% of the principal amount redeemed plus interest accrued to the redemption date, on the Principal Payment Date in the years specified below and in the principal amounts set forth opposite the respective year of redemption:

                    Refunding     1994 Project
          Year        Amount         Amount         Total

          1995      $560,000         $70,000      $630,000
          1996       630,000          90,000       720,000
          1997       665,000         100,000       765,000
          1998       710,000         105,000       815,000
          1999       755,000         115,000       870,000
          2000       805,000         120,000       925,000
          2001       855,000         130,000       985,000
          2002       630,000         140,000       770,000
          2003       670,000         150,000       820,000

If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $870,000 principal amount ($710,000 principal amount of which constitutes refunding bonds) of the Series 1994-1 Bonds maturing on April 1, 2004 to be paid at maturity.

          (ii) The Series 1994-1 Bonds maturing on April 1, 2009 shall be subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100% of the principal amount redeemed plus interest accrued to the redemption date, on the Principal Payment Date in the years specified below and in the principal amounts set forth opposite the respective year of redemption:

                    Refunding     1994 Project
          Year        Amount         Amount         Total

          2005      $760,000        $170,000     $930,000
          2006       820,000         180,000    1,000,000
          2007       880,000         195,000    1,075,000
          2008       935,000         210,000    1,145,000

If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $1,235,000 principal amount ($1,010,000 principal amount of which constitutes refunding bonds) of the Series 1994-1 Bonds maturing on April 1, 2009 to be paid at maturity.

          (iii) The Series 1994-1 Bonds maturing on April 1, 2014 shall be subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100% of the principal amount redeemed plus interest accrued to the redemption date, on the Principal Payment Date in the years specified below and in the principal amounts set forth opposite the respective year of redemption:

                    Refunding     1994 Project
          Year        Amount         Amount         Total

          2010     $1,080,000       $240,000    $1,320,000
          2011      1,155,000        260,000     1,415,000
          2012      1,240,000        275,000     1,515,000
          2013      1,335,000        295,000     1,630,000


If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $2,320,000 principal amount
(all which constitutes refunding bonds) of the Series 1994-1 Bonds maturing on April 1, 2014 to be paid at maturity.

       (iv)  The Series 1994-1 Bonds maturing on April 1, 2019
(all of which constitute refunding bonds) shall be subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100% of the principal amount redeemed plus interest accrued to the redemption date, on the Principal Payment Date in the years specified below and in the principal amounts set forth opposite the respective year of redemption:

                             Refunding
                  Year         Amount

                  2015      $2,385,000
                  2016       2,565,000
                  2017       2,765,000
                  2018       3,110,000

If retired only by mandatory sinking fund redemption prior to their stated maturity, there would remain $3,540,000 principal amount of the Series 1994-1 Bonds maturing on April 1, 2019 to be paid at maturity.

          (v) The procedures and conditions for the satisfaction of the mandatory sinking fund requirements set forth in Section 4.01(a) of the Original Indenture with respect to the Refunded Bonds (referred to as the "Project Bonds" therein), beginning with the third sentence of the first paragraph of that Section 4.01(a), shall apply to the Series 1994-1 Bonds and are incorporated herein by reference as fully as if set forth here with all references therein to the "Project Bonds" instead to refer to the "Series 1994-1 Bonds maturing on the applicable maturity date".

          (c) Optional Redemption. The Series 1994-1 Bonds shall be subject to redemption on or after April 1, 2004 (from funds other than those deposited in accordance with the mandatory sinking fund requirements applicable to the Series 1994-1 Bonds), at the option of the Issuer, in whole on any date or in part on any Interest Payment Date, at redemption prices equal to the following percentages of the principal amount redeemed plus, in each case, interest accrued to the redemption date:

          Redemption Period (dates inclusive)  Redemption Price

          April 1, 2004 through March 31, 2005     102%
          April 1, 2005 through March 31, 2006     101%
          April 1, 2006 and thereafter             100%

If optional redemption at a redemption price exceeding 100% of the principal amount to be redeemed is to take place as of any applicable mandatory redemption date identified in subsection (b) of this Section, the Series 1994-1 Bonds, or portions thereof, to be so redeemed shall be selected (by lot within a maturity) prior to the selection of the Series 1994-1 Bonds to be redeemed on the same date by operation of the mandatory redemption provisions of that subsection (b).

          (d) Extraordinary Optional Redemption. Subject to the terms of the Lease, the Series 1994-1 Bonds shall be subject to redemption by the Issuer, upon 45 days prior written notice to the Trustee, in whole on any date upon the occurrence of any of the events described in subparagraphs (i), (ii) and (iii) of the first paragraph of Section 4.01(b) of the Original Indenture at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date.

          (e) Mandatory Redemption Upon a Determination of Taxability. The Series 1994-1 Bonds shall be subject to mandatory redemption upon the occurrence of a Determination of Taxability with respect to the Series 1994-1 Bonds. "Determination of Taxability" is used herein as defined in Section 1.01 of the Original Indenture with respect to the Refunded Bonds (referred to therein as the "Project Bonds") and that definition shall apply to the Series 1994-1 Bonds and is incorporated herein by reference as fully as if set forth here, with all references to the "Project Bonds" instead to refer to the Series 1994-1 Bonds. The procedures and conditions for implementation of the mandatory redemption upon a Determination of Taxability set forth in Section 4.01(c) of the Original Indenture with respect to the Refunded Bonds shall apply to the Series 1994-1 Bonds and are incorporated herein by reference as fully as if set forth here, with all references therein to the "Project Bonds" instead to refer to the Series 1994-1 Bonds.

          (f)  Redemption - Generally.  The provisions of Sections
4.02 through 4.05 of the Original Indenture shall apply to the Series 1994-1 Bonds; provided, that, for purposes of the Series 1994-1 Bonds, references therein to Section 4.01(b) shall refer to subsection (d) of this Section 2 and references therein to Section 4.01(d) shall refer to subsection (c) of this Section 2.

          Section 3. Application of Proceeds of Series 1994-1 Bonds. The proceeds of sale of the Series 1994-1 Bonds shall be allocated and deposited as provided in the Bond Legislation for the Series 1994-1 Bonds. In accordance therewith, $154,258.85 of those proceeds representing accrued interest shall be deposited into the Interest Account in the Bond Fund, $3,546,984.00 of those proceeds, representing the Bond Funded Reserve Requirement for the Series 1994-1 Bonds, shall be deposited into the Bond Funded Reserve Fund, $29,086,562.64 of those proceeds shall be deposited in the Escrow Fund pursuant to the Escrow Agreement hereafter described and the balance of those proceeds shall be deposited into the Proceeds Account of the Project Fund. Concurrently all amounts on deposit in the Principal and Interest Accounts in the Bond Fund (but not the Earnings Account) and the Bond Funded Reserve Fund (except to the extent directed to be retained as described above), in each case prior to the deposits described in the preceding sentence, shall be transferred in immediately available funds to Society National Bank, as trustee (the "Escrow Trustee") under the Escrow Agreement dated as of even date herewith (the "Escrow Agreement") among the Issuer, the Company and the Escrow Trustee, for deposit, investment and redemption of the Refunded Bonds, all in accordance with the terms of the Escrow Agreement. In accordance with the Escrow Agreement, all investment earnings on the Escrow Fund shall, upon receipt by the Escrow Trustee, be transferred to the Trustee for deposit into the Proceeds Account of the Project Fund. The Trustee represents and warrants that, as of the date of issuance of the Series 1994-1 Bonds and except for moneys to be deposited in the Project Fund from the proceeds of the Series 1994-1 Bonds, there are and shall be no moneys deposited in or credited to the Project Fund or the Company Funded Reserve Fund. The Company Funded Reserve Fund was heretofore released pursuant to the terms of the Indenture and, accordingly, there is no Company Funded Reserve Requirement with respect to the Series 1994-1 Bonds and
Section 5.04(f) of the Original Indenture shall be of no further force and effect.

          Section 4. Special Funds. Moneys in the Special Funds pertaining to the Series 1994-1 Bonds shall be held, invested, used and disposed of in accordance with Article V of the Original Indenture except as expressly set forth herein and in the Lease, it being understood and agreed that the 1994 Additional Project constitutes an "Additional Project" for all purposes of the Indenture and the Lease and that the 1994 Project constitutes a "Project" for all purposes of the Indenture; provided, that the amount that may be disbursed from the Project Fund to pay "issuance costs" (as that term is used in Section 147(g) of the Code) with respect to the Series 1994-1 Bonds shall not exceed $722,400. The subparagraph numbered (v) of the definition of Eligible Investments, as heretofore set forth in Article I of the Indenture is hereby amended to read as set forth below, and that subparagraph, as heretofore set forth therein, is hereby deleted therefrom:

          (v) investment agreements (which term shall not include repurchase agreements) with a bank or bank holding company or an insurance company rated by a Rating Service in at least the second highest long term debt rating category, without distinction as to number or symbol assigned within a category, or, if such bank, bank holding company or insurance company has no long term debt rating, rated by a Rating Service in the highest short term debt rating category; provided that any such agreement shall be in writing and shall contain provisions that require the termination of such agreement not more than sixty (60) days after the provider of such agreement is downgraded by a Rating Service, if such downgrade results in the provider being disqualified as an investment agreement provider under this paragraph
          (v);

          Section 5. Basic Rent, Net Facility Revenues and Issuer Payments; Amendment of Section 5.04(c) and Exhibit B of the
Original Indenture. As permitted by the Indenture, upon the issuance of the Series 1994-1 Bonds and the defeasance of the Refunded Bonds, Section 5.04(c) of the Original Indenture is hereby amended, in its entirety, to read as follows:

               (c)  Application of Basic Rent, Net Facility
          Revenues and Issuer Payments. On or prior to October 31, 2013, so long as there are any outstanding Series 1994-1 Bonds, all Basic Rent shall be paid by the Company directly to the Trustee and shall be in an amount which is sufficient to make the payments to be made from Basic Rent as described below. If the Lease is terminated in accordance with its terms prior to October 31, 2013 (or earlier with respect to Additional Bonds other than Series 1994-1 Bonds), the Net Facility Revenues derived from the Hub Facility shall be applied, but only to the extent thereof, to the payments to be made from Basic Rent, as described below, when due; provided, however, that nothing herein requires or shall be construed to require that the Issuer make such payments except solely from and to the extent of such Net Facility Revenues. On and after November 1, 2013 (or earlier with respect to Additional Bonds other than Series 1994-1 Bonds), so long as there are any outstanding Series 1994-1 Bonds, the Issuer shall pay, but only out of Net Revenues, the Issuer Payments directly to the Trustee, on or before each Issuer Payment Date, in amounts which are sufficient to make all of the deposits and payments required to be made on or before each Issuer Payment Date as described below. The Basic Rent, the Issuer Payments and any amounts paid to the Trustee under the Guaranty or otherwise received by the Trustee, including from the Issuer, in payment of Bond Service Charges shall be deposited by the Trustee as follows (provided that any interest or penalty paid to the Trustee with respect to a late Basic Rent payment pursuant to Section 3.6 of the Lease shall be promptly delivered by the Trustee to the Issuer):

               (1) To the applicable subaccounts of the Principal Account and the Interest Account of the Bond Fund, commencing on or prior to the April 1994 Rental Payment Date, and monthly thereafter on or prior to each Rental Payment Date, the amounts set forth in or pursuant to
          Section 3.1 of the Lease unless otherwise provided, and provided for, therein;

               (2) To the applicable subaccounts of the Principal Account and the Interest Account of the Bond Fund, on or prior to each Issuer Payment Date, the amounts set forth on the Issuer Payment Schedule attached as Exhibit B hereto and incorporated herein by reference and, on or prior to the date established by the Trustee, the amount of any accelerated Issuer Payments accelerated pursuant to Section 7.03 hereof; provided, that in the event that the Issuer issues Additional Bonds, the Issuer Payment Schedule shall, if necessary, be adjusted to include any Issuer Payments to be made by the Issuer with respect to such Additional Bonds to the extent that the Issuer has agreed to make such payments out of Net Revenues, which adjustment may be by preparation and delivery of additional or replacement schedules to be attached as part of Exhibit B or by Supplemental Indenture; and provided, further, that if any of the Bonds are redeemed other than pursuant to the mandatory sinking fund requirements of the Indenture, there shall be prepared by the Trustee and delivered to the Issuer replacement schedules to be attached as Exhibit B hereto setting forth the amounts of Issuer Payments to be paid pursuant to this subparagraph after such redemption;

               (3) Except as otherwise provided herein, to the applicable account in the Bond Funded Reserve Fund: (i) on or prior to the Rental Payment Date or Issuer Payment Date next succeeding the date on which the amount on deposit in such account in the Bond Funded Reserve Fund is below the applicable Bond Funded Reserve Requirement in part because moneys are transferred from such account in the Bond Funded Reserve Fund to the Interest Account or the Principal Account pursuant to the provisions of
          Section 5.04(e) hereof an amount equal to the amount necessary to repay the transfer, and (ii) on or prior to the Rental Payment Date or Issuer Payment Date next succeeding the date on which the Company or the Issuer, as applicable, receives notice pursuant to Section 5.05 hereof that the balance in an account of the Bond Funded Reserve Fund is less than ninety percent (90%) of the applicable Bond Funded Reserve Requirement, and monthly thereafter on or prior to each Rental Payment Date or Issuer Payment Date until the balance is restored, an amount not less than 1/3rd of the amount necessary to make the balance in such account of the Bond Funded Reserve Fund at least equal to the applicable Bond Funded Reserve Requirement; and

               (4) In each case and on or prior to each Rental Payment Date or Issuer Payment Date any amount which may be necessary to make up any previous deficiency in any of the payments described above and to make up any deficiency or loss in the respective funds or accounts to which payments are required to be made, in connection with investments or otherwise, including without limitation, the restoration of any amounts paid from any of those funds or accounts pursuant to this Indenture, except as provided otherwise expressly herein.

               The Basic Rent and Issuer Payments to be made with respect to any series of Additional Bonds shall be made in accordance with this subsection; provided, however, that, in any event, the aggregate of the Basic Rent and, as applicable, Issuer Payments to be made hereunder shall always be sufficient to pay, when due, the Bond Service Charges.


The Issuer Payment Schedule, Exhibit B to the Indenture is hereby amended, in its entirety, by replacing said Schedule with the Issuer Payment Schedule set forth in Exhibit B hereto. The provisions of Section 5.04(c) and Exhibit B of the Original Indenture, as set forth therein, are hereby replaced by the provisions set forth in or pursuant to this Section 5 and the provisions of Section 5.04(c) and Exhibit B of the Original Indenture are deleted from the Indenture and of no further force and effect.

          Section 6. Concerning the Trustee. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions set forth in the Original Indenture and in this First Supplemental Indenture.
Except as specifically provided by the Original Indenture or set forth herein, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the due execution thereof by the Issuer, nor for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

          Section 7. The Original Indenture. Wherever in the Original Indenture the name "Trustcorp Bank, Ohio" appears it is hereby amended to read "Society National Bank" and references to its corporate trust office are amended to read "its Toledo, Ohio corporate trust office". Wherever in the Original Indenture the date "October 1, 2012" appears it is hereby amended to read "November 1, 2013". Except as explicitly modified by this First Supplemental Indenture, each and every term and condition contained in the Original Indenture shall apply to this First Supplemental Indenture with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this First Supplemental Indenture. In accordance with Section 8.05 of the Original Indenture, all the terms and conditions of this First Supplemental Indenture shall be part of the terms and conditions of the Indenture.

          Section 8. Binding Effect. This First Supplemental Indenture shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in the Indenture.

          Section 9. Counterparts. This First Supplemental Indenture may be executed in counterpart, and in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

          SECTION 10. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND THE SERIES 1994-1 BONDS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER THE LAWS OF THE STATE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE.


           [Balance of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Issuer has caused this First Supplemental Indenture to be executed for it and in its name and on its behalf by its duly authorized officers; and the Trustee, in token of its acceptance of the trusts created hereunder, has caused this First Supplemental Indenture to be executed for it and in its name and on its behalf by its duly authorized officer, as Trustee and as Registrar for the Series 1994-1 Bonds, all as of the day and year first above written.

Signed as to the Issuer         TOLEDO-LUCAS COUNTY PORT AUTHORITY
in the presence of:

___________________________     By: _______________________________
                                               Chairman

___________________________       And By:__________________________
Witnesses as to the Issuer)                    Secretary


Signed as to the Trustee and     SOCIETY NATIONAL BANK, as
Registrar the presence of:       Trustee, and as Registrar for the
                                 Series 1994-1 Bonds

________________________________
                                 By:______________________________
                                            Vice President
________________________________
(Witnesses as to the Trustee and
  Registrar)

        Approved as to form by ________________________
                                   Staff Counsel

                      FISCAL OFFICER'S CERTIFICATE


          The undersigned, Fiscal Officer of the Issuer under the foregoing First Supplemental Indenture, certifies hereby that the moneys required to meet the obligations of the Issuer during the year 1994 under the foregoing First Supplemental Indenture have been appropriated lawfully by the Board of Directors of the Issuer for that purpose, are in the Special Funds created under the Indenture and are in the custody of the Trustee or in the process of collection to the credit of an appropriate fund, free from any previous encumbrances. This Certificate is given in compliance with Sections 5705.41 and 5705.44, Ohio Revised Code.



Dated:  March __, 1994      ________________________________
                            Secretary, Toledo-Lucas County
                            Port Authority

                            EXHIBIT B

                    Issuer Payment Schedule


          The following schedule sets forth the Issuer Payments to be made by the Issuer pursuant to Section 5.04(c) of the Indenture, which payments are to be paid on the Issuer Payments Dates next preceding the dates set forth on such schedule.


                  Monthly         Monthly         Total
                 Principal        Interest       Monthly
    Month         Payment         Payment        Payment

  12/01/2013     193,333.34      104,039.58    297,372.92
  01/01/2014     193,333.34      104,039.58    297,372.92
  02/01/2014     193,333.34      104,039.58    297,372.92
  03/01/2014     193,333.34      104,039.58    297,372.92
  04/01/2014     193,333.34      104,039.58    297,372.92
  05/01/2014     198,750.00       89,781.25    288,531.25
  06/01/2014     198,750.00       89,781.25    288,531.25
  07/01/2014     198,750.00       89,781.25    288,531.25
  08/01/2014     198,750.00       89,781.25    288,531.25
  09/01/2014     198,750.00       89,781.25    288,531.25
  10/01/2014     198,750.00       89,781.25    288,531.25
  11/01/2014     198,750.00       89,781.25    288,531.25
  12/01/2014     198,750.00       89,781.25    288,531.25
  01/01/2015     198,750.00       89,781.25    288,531.25
  02/01/2015     198,750.00       89,781.25    288,531.25
  03/01/2015     198,750.00       89,781.25    288,531.25
  04/01/2015     198,750.00       89,781.25    288,531.25
  05/01/2015     213,750.00       74,875.00    288,625.00
  06/01/2015     213,750.00       74,875.00    288,625.00
  07/01/2015     213,750.00       74,875.00    288,625.00
  08/01/2015     213,750.00       74,875.00    288,625.00
  09/01/2015     213,750.00       74,875.00    288,625.00
  10/01/2015     213,750.00       74,875.00    288,625.00
  11/01/2015     213,750.00       74,875.00    288,625.00
  12/01/2015     213,750.00       74,875.00    288,625.00
  01/01/2016     213,750.00       74,875.00    288,625.00
  02/01/2016     213,750.00       74,875.00    288,625.00
  03/01/2016     213,750.00       74,875.00    288,625.00
  04/01/2016     213,750.00       74,875.00    288,625.00
  05/01/2016     230,416.67       58,843.75    289,260.42
  06/01/2016     230,416.67       58,843.75    289,260.42
  07/01/2016     230,416.67       58,843.75    289,260.42
  08/01/2016     230,416.67       58,843.75    289,260.42
  09/01/2016     230,416.67       58,843.75    289,260.42
  10/01/2016     230,416.67       58,843.75    289,260.42
  11/01/2016     230,416.67       58,843.75    289,260.42
  12/01/2016     230,416.67       58,843.75    289,260.42

                  Monthly         Monthly         Total
                 Principal        Interest       Monthly
    Month         Payment         Payment        Payment

  01/01/2017     230,416.67      58,843.75     289,260.42
  02/01/2017     230,416.67      58,843.75     289,260.42
  03/01/2017     230,416.67      58,843.75     289,260.42
  04/01/2017     230,416.67      58,843.75     289,260.42
  05/01/2017     259,166.67      41,562.50     300,729.17
  06/01/2017     259,166.67      41,562.50     300,729.17
  07/01/2017     259,166.67      41,562.50     300,729.17
  08/01/2017     259,166.67      41,562.50     300,729.17
  09/01/2017     259,166.67      41,562.50     300,729.17
  10/01/2017     259,166.67      41,562.50     300,729.17
  11/01/2017     259,166.67      41,562.50     300,729.17
  12/01/2017     259,166.67      41,562.50     300,729.17
  01/01/2018     259,166.67      41,562.50     300,729.17
  02/01/2018     259,166.67      41,562.50     300,729.17
  03/01/2018     259,166.67      41,562.50     300,729.17
  04/01/2018     259,166.67      41,562.50     300,729.17
  05/01/2018     295,000.00      22,125.00     317,125.00
  06/01/2018     295,000.00      22,125.00     317,125.00
  07/01/2018     295,000.00      22,125.00     317,125.00
  08/01/2018     295,000.00      22,125.00     317,125.00
  09/01/2018     295,000.00      22,125.00     317,125.00
  10/01/2018     295,000.00      22,125.00     317,125.00
  11/01/2018     295,000.00      22,125.00     317,125.00
  12/01/2018     295,000.00      22,125.00     317,125.00
  01/01/2019     295,000.00      22,125.00     317,125.00
  02/01/2019     295,000.00      22,125.00     317,125.00
  03/01/2019     295,000.00      22,125.00     317,125.00
  04/01/2019     295,000.00      22,125.00     317,125.00

                       CONSENT OF COMPANY


          Burlington Air Express Inc. (formerly known as Burlington Air Express USA Inc.), the Company as defined in the First Supplemental Indenture to which this Consent is attached, in accordance with Section 8.04 of the Original Indenture referred to therein, hereby acknowledges prior written notice of, and consents to, the execution and delivery of the foregoing First Supplemental Indenture.


Dated:  March __, 1994             BURLINGTON AIR EXPRESS INC.


                                   By: ________________________
                                       Chairman of the Board


                                     And by: __________________
                                                  Treasurer

                      CONSENT OF ORIGINAL PURCHASER


          The undersigned Miller & Schroeder Financial, Inc., by its duly authorized officer, hereby certifies that on the date of this Certificate, pursuant to a Bond Purchase Agreement dated March ___, 1994, it purchased and received delivery of all of the Toledo-Lucas County Port Authority Airport Refunding and Improvement Revenue Bonds, Series 1994-1 (Burlington Air Express Project) dated as of March 1, 1994 (the "Series 1994-1 Bonds") in exchange for payment therefor and thereupon became the owner of all of the Series 1994-1 Bonds and as such owner, the undersigned hereby acknowledges prior written notice of the execution and delivery of the First Supplemental Indenture to which this Consent is attached, including the amendments therein of the Original Indenture referred to therein, and as such owner consents to that execution and delivery and to those amendments and waives any required compliance with subparagraph 9 of the second paragraph of
Section 2.04 of the Original Indenture.


Dated:  March __, 1994        MILLER & SCHROEDER FINANCIAL, INC.


                              By: _____________________________
                                   Senior Vice President